Exhibit 10.2
FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated April 20, 2021 (the “Effective Date”), is by and between TG BARNETT RESOURCES LP, a Texas limited partnership (“Seller”), and EVOLUTION PETROLEUM CORPORATION, a Nevada corporation (“Purchaser”).

WHEREAS, Seller and Purchaser made and entered into that certain Purchase and Sale Agreement dated March 29, 2021 (the “Agreement”); and

WHEREAS, Seller and Purchaser desire to amend the Agreement in certain respects as described herein.

NOW, THEREFORE, for and in consideration of the premises and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Purchaser agree as follows:

1.Amendment to Section 3.3. Section 3.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

“3.3 Notice of Title Defects. Purchaser shall notify Seller in writing as soon as practicable after Purchaser has knowledge of any Title Defect, but in no event later than 5:00 p.m. CST seven (7) days prior to Closing (“Defect Notice Deadline”). Any Title Defects not asserted by Purchaser by the Defect Notice Deadline shall be deemed waived by Purchaser and shall become a Permitted Encumbrance. Seller shall notify Purchaser in writing as soon as reasonably possible after Purchaser has knowledge of any Title Benefit.”

2.Effect of Amendment. Except as expressly amended hereby, all other terms and provisions of the Agreement remain unchanged and continue to be in full force and effect. If there are any conflicts between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control.

3.Capitalized Terms. Any capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Agreement.

4.Multiple Counterparts. This Amendment may be executed in multiple counterparts and via facsimile, each such counterpart and facsimile to be deemed an original, and taken together, shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have signed this Amendment to be effective as of the Effective Date.

SELLER:

TG BARNETT RESOURCES LP

By: /s/ TOMOAKI TSUCHIYA     Name: Tomoaki Tsuchiya
Title: Vice President

PURCHASER:

EVOLUTION PETROLEUM CORPORATION

By: /S/ JASON BROWN
Jason Brown, President & Chief Executive Officer

8